Exhibit 99.2
SYNOVUS FINANCIAL CORP.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME INFORMATION
For the Nine Months Ended September 30, 2007
(Unaudited)

	Synovus Financial Corp.	Pro Forma	Synovus Financial Corp.
(In thousands, except per share data)	As previously reported	Adjustments (a)	Pro Forma
Interest income:
Loans, including fees	$1,540,909	—	$1,540,909
Investment securities available for sale	127,742	—	127,742
Trading account assets	2,890	—	2,890
Mortgage loans held for sale	8,006	—	8,006
Federal funds sold and securities purchased under resale agreements	4,062	91	4,153
Interest earning deposits with banks	1,008	—	1,008

Total interest income	1,684,617	91	1,684,708

Interest expense:
Deposits	685,620	10,271	695,891
Federal funds purchased and other short-term liabilities	64,923	914	65,837
Long-term debt	61,741	(1,024)	60,717

Total interest expense	812,284	10,161	822,445

Net interest income	872,333	(10,070)	862,263
Provision for losses on loans	99,566	—	99,566

Net interest income after provision for losses on loans	772,767	(10,070)	762,697

Non-interest income:
Electronic payment processing services	710,648	(710,648)	—
Merchant acquiring services	190,120	(190,120)	—
Other transaction processing services	161,911	(161,911)	—
Service charges on deposit accounts	83,157	—	83,157
Fiduciary and asset management fees	37,002	650	37,652
Brokerage and investment banking income	23,381	—	23,381
Mortgage banking income	20,876	—	20,876
Bankcard fees	35,370	—	35,370
Securities gains, net	891	—	891
Other fee income	29,749	—	29,749
Other operating income	55,337	3,616	58,953

Non-interest income before reimbursable items	1,348,442	(1,058,413)	290,029
Reimbursable items	279,727	(279,727)	—

Total non-interest income	1,628,169	(1,338,140)	290,029

Non-interest expense:
Salaries and other personnel expense	777,842	(432,149)	345,693
Net occupancy and equipment expense	284,556	(201,645)	82,911
Other operating expenses	302,637	(138,356)	164,281
Spin-off related expenses	6,298	(6,298)	—
Visa litigation settlement expense	12,000	—	12,000

Non-interest expense before reimbursable items	1,383,333	(778,448)	604,885
Reimbursable items	279,727	(279,727)	—

Total non-interest expense	1,663,060	(1,058,175)	604,885

Minority interest in subsidiaries’ net income	38,139	(38,139)	—

Income from continuing operations before income taxes	699,737	(251,896)	447,841
Income tax expense	259,491	(101,443)	158,048

Income from continuing operations	$440,246	(150,453)	$289,793

Income from continuing operations per share data:
Basic	$1.35		0.89

Diluted	$1.33		0.88

Weighted average shares outstanding:
Basic	326,443		326,443
Diluted	330,001		330,001
See introduction and accompanying notes to pro forma condensed consolidated financial statement information.

SYNOVUS FINANCIAL CORP.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME INFORMATION
For the Year Ended December 31, 2006
(Unaudited)

	Synovus Financial Corp.	Pro Forma	Synovus Financial Corp.
(In thousands, except per share data)	As previously reported	Adjustments (b)	Pro Forma
Interest income:
Loans, including fees	$1,859,914	—	$1,859,914
Investment securities available for sale	138,426	—	138,426
Trading account assets	2,691	—	2,691
Mortgage loans held for sale	8,638	—	8,638
Federal funds sold and securities purchased under resale agreements	6,422	—	6,422
Interest earning deposits with banks	375	—	375

Total interest income	2,016,466	—	2,016,466

Interest expense:
Deposits	739,949	6,720	746,669
Federal funds purchased and other short-term liabilities	71,439	1,518	72,957
Long-term debt	71,204	(153)	71,051

Total interest expense	882,592	8,085	890,677

Net interest income	1,133,874	(8,085)	1,125,789
Provision for losses on loans	75,148	—	75,148

Net interest income after provision for losses on loans	1,058,726	(8,085)	1,050,641

Non-interest income:
Electronic payment processing services	985,868	(985,868)	—
Merchant acquiring services	260,275	(260,275)	—
Other transaction processing services	186,394	(186,394)	—
Service charges on deposit accounts	112,417	—	112,417
Fiduciary and asset management fees	47,800	825	48,625
Brokerage and investment banking income	26,729	—	26,729
Mortgage banking income	29,255	—	29,255
Bankcard fees	44,303	—	44,303
Securities losses, net	(2,118)	—	(2,118)
Other fee income	38,743	—	38,743
Other operating income	52,201	9,275	61,476

Non-interest income before reimbursable items	1,781,867	(1,422,437)	359,430
Reimbursable items	351,719	(351,719)	—

Total non-interest income	2,133,586	(1,774,156)	359,430

Non-interest expense:
Salaries and other personnel expense	974,515	(524,142)	450,373
Net occupancy and equipment expense	414,169	(313,899)	100,270
Other operating expenses	430,274	(216,384)	213,890

Non-interest expense before reimbursable items	1,818,958	(1,054,425)	764,533
Reimbursable items	351,719	(351,719)	—

Total non-interest expense	2,170,677	(1,406,144)	764,533

Minority interest in subsidiaries’ net income	48,102	(48,102)	—

Income before income taxes	973,533	(327,995)	645,538
Income tax expense	356,616	(126,181)	230,435

Net income	$616,917	(201,814)	$415,103

Net income per share data:
Basic	$1.92		$1.29

Diluted	$1.90		$1.28

Weighted average shares outstanding:
Basic	321,241		321,241
Diluted	324,232		324,232
See introduction and accompanying notes to pro forma condensed consolidated financial statement information.

SYNOVUS FINANCIAL CORP.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
As of September 30, 2007
(Unaudited)

	Synovus Financial Corp.	Pro Forma	Synovus Financial Corp.
(In thousands)	As previously reported	Adjustments (c)	Pro Forma
ASSETS
Cash and due from banks	$944,215	179,855	$1,124,070
Interest earning deposits with banks	4,318	—	4,318
Federal funds sold and securities purchased under resale agreements	113,654	—	113,654
Trading account assets	33,009	—	33,009
Mortgage loans held for sale	165,837	—	165,837
Investment securities available for sale	3,628,766	—	3,628,766

Loans, net of unearned income	25,774,656	—	25,774,656
Allowance for loan losses	(356,887)	—	(356,887)

Loans, net	25,417,769	—	25,417,769

Premises and equipment, net	803,528	(276,113)	527,415
Contract acquisition costs and computer software, net	351,576	(351,576)	—
Goodwill, net	682,047	(162,909)	519,138
Other intangible assets, net	49,933	(19,988)	29,945
Other assets	1,381,011	(376,107)	1,004,904

Total assets	$33,575,663	(1,006,838)	$32,568,825

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,564,105	—	$3,564,105
Interest bearing retail and commercial deposits	17,887,961	320,936	18,208,897

Total retail and commercial deposits	21,452,066	320,936	21,773,002
Brokered time deposits	2,872,978	—	2,872,978

Total deposits	24,325,044	320,936	24,645,980
Federal funds purchased and other short-term liabilities	2,568,759	—	2,568,759
Long-term debt	1,760,162	(79,684)	1,680,478
Other liabilities	592,771	(307,766)	285,005

Total liabilities	29,246,736	(66,514)	29,180,222

Minority interest in consolidated subsidiaries	274,571	(274,571)	—

Shareholders’ equity	4,054,356	(665,753)	3,388,603

Total liabilities and shareholders’ equity	$33,575,663	(1,006,838)	$32,568,825

See introduction and accompanying notes to pro forma condensed consolidated financial statement information.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT INFORMATION
(a)	Adjustments to remove the results of operations of Total System Services, Inc. (“TSYS”) for the nine month period ended September 30, 2007, including the impact of intercompany eliminations and certain reclassifications. Included in the pro forma adjustments is the removal of $6,298,000 of spin-off related costs.
(b)	Adjustments to remove the results of operations of TSYS for the year-ended December 31, 2006, including the impact of intercompany eliminations and certain reclassifications.
(c)	Adjustments to remove the balance sheet of TSYS as of December 31, 2006, including the impact of intercompany eliminations and certain reclassifications. Included in the pro forma adjustments is recognition of a $484 million cash dividend from TSYS, which represents Synovus’ share of the $600 million special dividend, paid by TSYS immediately before the spin-off transaction.

Also included in the pro forma adjustments is the removal of $20.5 million of goodwill and $6 million of other intangible assets previously recorded by Synovus in conjunction with prior purchases of TSYS common stock.

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